Exhibit 99.2
Q4 & FY 2024 Financial Results Conference Call February 12th, 2025 Veeco Instruments

Safe Harbor This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; the level of demand for our products; global economic and industry conditions; global conflicts; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; cybersecurity attacks and our ability to safeguard sensitive information and protect our intellectual property rights in key technologies; the effects of regional or global health epidemics; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

Bill Miller, Ph.D. CEO Overview

4 Executing Several Strategic Growth Opportunities Several Key Strategic Milestones ✓ Shipped 1st NSA system to leading-edge logic customer ✓ Agreement to ship LSA evaluation to 2nd leading memory customer in 2025 ✓ Shipped 300mm GaN on Si eval to Tier 1 Power Device customer Semi Business Outperforms WFE ✓ Record Semi revenue in 2024, grows 13% year-over-year ✓ Record Laser Annealing revenue, driven by growth in mature node shipments, as well as leading-edge shipments for HBM and GAA ✓ Wet Processing growth in 3D Packaging for AI Improved Profitability ✓ Growth in Non-GAAP operating income and EPS ✓ Gross margin approximately flat despite significant investment in evaluation program Strategic Investment For Future Growth ✓ Continued investment in our largest SAM expansion opportunities, including NSA & IBD300 evaluation programs A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. WFE – Wafer Fab Equipment NSA – Nanosecond Annealing LSA – Laser Spike Annealing HBM – High Bandwidth Memory IBD – Ion Beam Deposition SAM – Served Available Market GAA – Gate-All-Around

FY 2024 Highlights • Results above mid-point of updated guidance • Top-line grows 8% year-over-year • Led by 13% YoY growth in Semiconductor business • Non-GAAP Operating Income increases 6% year-over-year Revenue $717M Non-GAAP Operating Income $116M Diluted Non-GAAP EPS Top and bottom line growth driven by strength in 1.74¢ Semiconductor Business

Q4 Financial Highlights • Revenue increases 5% year-over-year • Semiconductor business delivers another solid quarter of revenue, highlighted by record Laser Annealing revenue • Laser Annealing shipments to two leading edge customers Gate-All-Around nodes Revenue $182M Non-GAAP Operating Income $27M Diluted Non-GAAP EPS Solid year-over-year growth, Semiconductor business 0.41¢ comprises 62% of Q4 revenue

Role in the Semi Manufacturing Deposition Lithography Ion Implantation Etch Annealing Inspection/ Metrology Advanced Packaging IBD 300 IBD EUV LSA NSA Wet Processing Litho New products FRONT END BACK END Driving business today Representative Process Steps Veeco technologies are critical for several Semi manufacturing process steps IBD – Ion Beam Deposition EUV – Extreme ultraviolet LSA- Laser Spike Annealing NSA – Nanosecond Annealing

Semi SAM Expansion To Drive Outperformance Markets Industry Inflections Advanced Logic GAA/BSPD Device Shrink - EUV/High NA Lithography Memory HBM/3D Devices Advanced Packaging 3D Packaging For AI Heterogeneous Integration LSA NSA IBD 300 Wet Processing IBD EUV 0% 5% 10% 15% 20% 2025-2029 CAGR WFE Growth Veeco Semi SAM Enabling Technologies Enabling technologies for industry inflections provide opportunity to outperform WFE growth *WFE CAGR based on Tech Insights Long-Term Semiconductor, Silicon, and Equipment forecast, Veeco Semi SAM CAGR based on TrendFocus, Gartner, Yole Group and internal analysis. * BSPD – Backside Power Delivery

Semi Evaluations Capture Industry Inflections Increase in evaluations to enable penetration of key SAM growth opportunities *Evaluations typically compete to win several applications. The number of applications under evaluation will vary by system, customer, and market.

John Kiernan CFO Financial Overview

FY 2024 Revenue by Market & Region Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage EMEA APAC China United States $717M Revenue Trend ($M) FY 22 FY 23 FY 24 Semiconductor 369 413 467 Compound Semi 121 87 78 Data Storage 88 88 99 Scientific & Other 68 78 74 Total 646 666 717 Amounts may not calculate precisely due to rounding. ROW is negligible 11% 14% 10% 65% 32% 9% 23% 36% USA China APAC EMEA Revenue Trend ($M) FY 22 FY 23 FY 24 China 124 218 256 APAC 236 209 235 USA 197 163 165 EMEA & ROW 89 77 62 Total 646 666 717

In millions (except per share amounts) GAAP Non-GAAP FY 23 FY 24 FY 23 FY 24 Revenue $666.4 $717.3 $666.4 $717.3 Gross Profit 285.1 304.0 290.2 310.4 Gross Margin 42.8% 42.4% 43.5% 43.3% Operating Expenses 215.1 237.0 180.6 194.4 Operating Income 69.9 67.0 109.6 116.1 Net Income (loss) (30.4) 73.7 98.3 104.3 Diluted Earnings Per Share (0.56) 1.23 1.69 1.74 Diluted Shares 53.8 61.6 60.8 61.2 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. FY Operating Results

Q4 Revenue by Market & Region Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage EMEA APAC China United States $182M Revenue Trend ($M) Q4 23 Q3 24 Q4 24 Semiconductor 115 124 112 Compound Semi 16 16 23 Data Storage 19 33 14 Scientific & Other 23 12 33 Total 174 185 182 Amounts may not calculate precisely due to rounding. ROW is negligible 13% 8% 18% 62% 31% 19% 11% 39% United States China APAC EMEA Revenue Trend ($M) Q4 23 Q3 24 Q4 24 China 66 55 71 APAC 59 61 56 USA 38 59 35 EMEA & ROW 10 10 20 Total 174 185 182

In millions (except per share amounts) GAAP Non-GAAP Q3 24 Q4 24 Q3 24 Q4 24 Revenue $184.8 $182.1 $184.8 $182.1 Gross Profit 79.2 74.0 80.9 75.5 Gross Margin 42.9% 40.6% 43.8% 41.5% Operating Expenses 54.9 70.1 49.9 48.1 Operating Income 24.3 3.9 31.0 27.4 Net Income 22.0 15.0 28.3 24.2 Diluted Earnings Per Share 0.36 0.26 0.46 0.41 Diluted Shares 62.7 60.5 62.2 60.1 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Q4 Operating Results

Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Balance Sheet and Cash Flow Highlights $ millions Q4 23 Q3 24 Q4 24 Cash & Short-Term Investments 306 321 345 Accounts Receivable 103 132 97 Inventories 238 242 247 Accounts Payable 42 50 44 Cash Flow from Operations 29 18 28 Capital Expenditures 11 4 5 DSO (days) 53 64 48 DIO (days) 231 207 203 DPO (days) 41 43 37

Q1 2025 Outlook A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP Revenue $155M - $175M $155M - $175M Gross Margin ~41% ~42% Operating Expenses $56M - $58M $47M - $49M Net Income $7M - $13M $16M - $22M Diluted Earnings Per Share $0.11 - $0.22 $0.26 - $0.36

Why own ? Long-Term WFE Growth Investment Strategy to Drive Long-Term Value SAM Expansion to Deliver Outperformance 1 2 3 4 Enabling Technologies For Industry Inflections

Q&A

Backup & Financial Tables

Historical Revenue by End-Market Amounts may not calculate precisely due to rounding. $M 2021 2022 2023 2024 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Semi 247.1 77.6 97.5 100.4 93.8 369.4 93.1 106.3 98.2 115.2 412.7 120.4 109.9 124.1 112.1 466.6 Compound Semi 107.0 37.1 31.1 28.1 24.9 121.2 21.2 24.1 25.7 16.3 87.3 21.0 18.2 15.6 22.8 77.6 Data Storage 168.8 21.6 21.5 27.7 16.7 87.5 21.5 13.9 34.0 19.1 88.5 18.0 34.0 32.8 14.1 98.9 Scientific & Other 60.5 20.1 13.8 15.7 18.4 68.0 17.7 17.4 19.6 23.4 78.0 15.1 13.8 12.4 33.0 74.2 Total 583.3 156.4 164.0 171.9 153.8 646.1 153.5 161.6 177.4 173.9 666.4 174.5 175.9 184.8 182.1 717.3

Convertible Notes – Outstanding * Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction **Weighted average ***2025 Convertible Notes were settled by issuing 1.1m shares in January 2025 Convertible Notes Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non-Cash Interest Initial Conversion Price Convertible Notes Due Jan 2025*** $27M $26M 3.5% $0.9M $0.1M $24.00 Convertible Notes Due June 2027 25M 25M 3.75% 0.9M 0.1M 18.46* Convertible Notes Due June 2029 230M 225M 2.875% 6.6M 1.1M 29.22 Total Convertible Notes $282M $276M 3.0%** $8.4M $1.3M $27.77** As of December 31, 2024

Effect of Convertible Notes on Diluted EPS (Effective Q4 2024)

2027 Convertible Notes

Quarterly

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)	EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)
> $0.14	$257	1,788	> $0.17	$234	1,354

Annual

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)	EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)
≥ $0.57	$1,100	1,788	≥ $0.69	$1,000	1,354

2029 Convertible Notes (GAAP and Non-GAAP)**

Average Stock Price per Common Share	Incremental Dilutive Shares (in thousands)
$29.00	-
$30.00	205
$31.00	452
$32.00	684
$33.00	902
$34.00	1,106
$35.00	1,300
$36.00	1,482
$37.00	1,655
$38.00	1,818
$39.00	1,974
$40.00	2,121
$41.00	2,261
$42.00	2,395
$43.00	2,522
$44.00	2,644
$45.00	2,760

Based upon current 2027 Convertible Notes outstanding. The above calculations are intended to be estimates only, and reflect the use of the if-converted method for diluted EPS purposes. The EPS thresholds mentioned above represent various ranges at which some of our Convertible Notes may become dilutive. No shares are added for dilution purposes if the addition of such shares (and reduced interest expense) would be anti-dilutive.

* The non-GAAP incremental dilutive shares includes the impact of the Company's capped call transactions issued concurrently with our 2027 Convertible Notes, and assumes an average per share stock price above $18.46.

** The Company is required to settle the principal amount of the 2029 Convertible Notes in cash, and has the option to settle the excess above principal in any combination of cash or shares. As such, only "in-the-money" shares above the implied conversion price of $29.22 are added to the diluted share count, and there is no interest expense add-back to the numerator for purposes of calculating diluted EPS.

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Supplemental Information—GAAP to Non-GAAP Reconciliation

$ millions	Q3 24	Q4 24	2024	2023
Net sales	$184.8	$182.1	$717.3	$666.4
GAAP gross profit	79.2	74.0	304.0	285.1
GAAP gross margin	42.9%	40.6%	42.4%	42.8%
Add: Share-based comp	1.6	1.5	6.3	4.9
Add: Other	0.2	-	0.2	0.2
Non-GAAP gross profit	$80.9	$75.5	310.4	$290.2
Non-GAAP gross margin	43.8%	41.5%	43.3%	43.5%

In millions	Q3 24	Q4 24	2024	2023
GAAP Net income (loss)	$22.0	$15.0	$73.7	($30.4)
Add: Share-based comp	9.5	9.1	35.9	28.6
Add: Amortization	1.7	1.6	7.0	8.5
Add: Asset impairment	-	28.1	28.1	-
Add: Changes in contingent consideration	(4.6)	(16.5)	(21.2)	0.7
Add: Sale of productive assets	-	-	(2.0)	-
Add: Other	0.2	1.2	1.4	1.9
Add: Interest expense (income)	(0.3)	(0.5)	(1.9)	1.2
Add: Other (income) expense, net	-	-	-	97.1
Add: Tax expense (benefit)	2.7	(10.6)	(4.9)	2.0
Non-GAAP operating income	$31.0	$27.4	$116.1	$109.6

Amounts may not calculate precisely due to rounding.

$ millions, except per share amounts	Q3 24	Q4 24	2024	2023
GAAP Basic weighted average shares	56.4	56.5	56.4	53.8
GAAP Diluted weighted average shares	62.7	60.5	61.6	53.8
GAAP Basic EPS	$0.39	$0.26	$1.31	($0.56)
GAAP Diluted EPS	$0.36	$0.26	$1.23	($0.56)
GAAP Net income (loss)	$22.0	$15.0	$73.7	($30.4)
Add: Share-based comp	9.5	9.1	35.9	28.6
Add: Amortization	1.7	1.6	7.0	8.5
Add: Asset impairment	-	28.1	28.1	-
Add: Changes in contingent consideration	(4.6)	(16.5)	(21.2)	0.7
Add: Sale of productive assets	-	-	(2.0)	-
Add: Other	0.2	1.2	1.4	1.9
Add: Non-cash interest expense	0.3	0.3	1.3	1.1
Add: Other (income) expense, net	-	-	-	97.1
Add: Tax benefit associated with asset impairments	-	(12.2)	(12.2)	-
Add: Tax adjustment from GAAP to Non-GAAP	(0.7)	(2.4)	(7.5)	(9.1)
Non-GAAP net income	28.3	24.2	104.3	98.3
Non-GAAP basic EPS	$0.50	$0.43	$1.85	$1.83
Non-GAAP diluted EPS	$0.46	$0.41	$1.74	$1.69
Non-GAAP basic weighted average shares	56.4	56.5	56.4	53.8
Non-GAAP diluted weighted average shares	62.2	60.1	61.2	60.8

In millions	Q3 24	Q4 24	2024	2023
GAAP operating expenses	$54.9	$70.1	$237.0	$215.1
Share-based compensation	(7.9)	(7.6)	(29.6)	(23.6)
Amortization	(1.7)	(1.6)	(7.0)	(8.5)
Other	4.6	(12.9)	(6.1)	(2.4)
Non-GAAP operating expenses	$49.9	$48.1	$194.4	$180.6

$ millions Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $182.1 $182.1 Gross Profit 74.0 1.5 — — 75.5 Gross Margin 40.6% 41.5% Operating Expenses $70.1 (7.6) (1.6) (12.9) $48.1 Operating Income $3.9 9.1 1.6 12.9 $27.4 Net Income $15.0 9.1 1.6 (1.4) $24.2 Q4 2024 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net Income $15.0 $24.2 Add: Interest on Convertible Senior Notes 0.5 0.5 Net income available to common shareholders 15.5 24.7 Basic weighted average common shares 56.5 56.5 Add: Dilutive effect of share-based awards 1.1 1.1 Add: Dilutive effect of 2025 Convertible Senior Notes 1.1 1.1 Add: Dilutive effect of 2027 Convertible Senior Notes 1.8 1.4 Diluted weighted average common shares 60.5 60.1 Basic income per common share $0.26 $0.43 Diluted income per common share $0.26 $0.41 Other Non-GAAP Adjustments Asset impairment $28.1 Changes in contingent consideration (16.5) Other 1.2 Subtotal 12.9 Non-cash Interest Expense 0.3 Tax benefits associated with asset impairments (12.2) Non-GAAP tax adjustment (2.4) Total Other ($1.4)

$ millions Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $717.3 $717.3 Gross Profit 304.0 6.3 — 0.2 310.4 Gross Margin 42.4% 43.3% Operating Expenses $237.0 (29.6) (7.0) (6.1) $194.4 Operating Income $67.0 35.9 7.0 6.2 $116.1 Net Income $73.7 35.9 7.0 (12.2) $104.3 FY 2024 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net Income $73.7 $104.3 Add: Interest on Convertible Senior Notes 2.1 1.9 Net income available to common shareholders 75.8 106.2 Basic weighted average common shares 56.4 56.4 Add: Dilutive effect of share-based awards 1.0 1.0 Add: Dilutive effect of 2025 Convertible Senior Notes 1.1 1.1 Add: Dilutive effect of 2027 Convertible Senior Notes 1.8 1.4 Add: Dilutive effect of 2029 Convertible Senior Notes 1.3 1.3 Diluted weighted average common shares 61.6 61.2 Basic income per common share $1.31 $1.85 Diluted income per common share $1.23 $1.74 Other Non-GAAP Adjustments Asset impairment $28.1 Changes in contingent consideration (21.2) Sale of productive assets (2.0) Other 1.4 Subtotal 6.2 Non-cash Interest Expense 1.3 Tax benefits associated with asset impairments (12.2) Non-GAAP tax adjustment (7.5) Total Other ($12.2)

Reconciliation of GAAP to non-GAAP Financial Data Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $155–$175 $155–$175 Gross Profit 63–72 2 — — 65–74 Gross Margin 41%–41% 42%–42% Operating Expenses $56–$58 (8) (1) — $47–$49 Operating Income $7–$14 10 1 — $18–$25 Net Income $7–$13 10 1 (2) $16–$22 Income per Diluted Share $0.11–$0.22 $0.26–$0.36 Q1 2025 Guidance ($ millions, except per share amounts) Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net income available to common shareholders $7–$13 $16–$22 Basic weighted average common shares 58 58 Add: Dilutive effect of share-based awards 1-1 1-1 Add: Dilutive effect of 2027 Convertible Senior Notes 0-2 1-1 Diluted weighted average common shares 59-61 60 Income per diluted common share $0.11-$0.22 $0.26-$0.36 Reconciliation of GAAP Net Income to non-GAAP Operating Income GAAP Net Income $7–$13 Share-Based Compensation 10 Amortization 1 Income tax expense 0-1 Non-GAAP Operating Income $18–$25